UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Stockholders.

Montgomery Street

Income Securities, Inc. (MTS)

Semiannual Report to Stockholders

June 30, 2012 (Unaudited)

Portfolio Manager Review

Portfolio Return

Montgomery Street Income Street Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 5.13% for the six-month period ended June 30, 2012. The total return of the Fund, based on the market price of its New York Stock Exchange traded shares was 4.78% for the same period.1 The Fund’s NAV total return outperformed the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, which posted a total return of 2.37% for the six-month period.2

Market Review

The U.S. fixed income market was shaped by the transition from a risk-on environment in the first quarter to a risk-off environment in the second. During the first months of 2012, U.S. interest rates reversed their downward trend of 2011 and rose as risk appetites returned to financial markets. U.S. economic data during the first quarter was mostly positive, and markets reflected an improved short-term outlook for the economy and optimism over measures taken by European policymakers to prevent an expansion of the European debt crisis. Abroad, the European Central Bank (“ECB”) continued its Long-Term Refinancing Operations (“LTRO”) and provided Eurozone banks with €529.5 billion in low-interest loans in February. Additionally, the Greek government and private sector holders of Greek government bonds agreed to a debt restructuring deal. Global financial markets took comfort in these short-term solutions, leading risky assets to rally through the quarter. Conversely, the second quarter of the year saw increased concerns of a U.S. cyclical downturn and signs of recession in Europe. Financial markets reflected uncertainty over the outcome of the European debt crisis and U.S. Treasury yields decreased, as did developed market yields around the world.

U.S. Treasury Bond Yield Curve (Unaudited)

Source: Bloomberg

Performance is historical and does not guarantee future results.

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset backed securities and commercial mortgage backed securities. The Index does not include exposure to high yield, non-dollar securities or cash. Index returns assume reinvestment of dividends and interest, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Montgomery Street Income Securities, Inc.	1

In Europe, voters elected new political leaders in France and Greece, while Cyprus and Spain joined the growing list of countries that have requested bailouts to support their faltering financial systems. The European Union Summit held at the end of June resulted in an agreement between Eurozone leaders that will allow rescue funds to inject aid directly into struggling banks. European policymakers also pledged to create a single banking supervisor for Eurozone banks, a step closer toward a more integrated fiscal union. As an effort to support a stronger economic recovery in the U.S., the Federal Reserve Bank renewed “Operation Twist,” a program to extend the average maturity of its holdings of securities, through the end of 2012.

Fund Performance

Given the Fund’s primary focus on income generation, the Fund remained overweight in investment grade corporate bonds during the period. The yield to maturity for the Fund at the end of the second quarter was 5.19% versus 1.99% for the benchmark. The investment concentration differences relative to the benchmark also included an overweight to mortgages and emerging markets and an underweight to government securities. The Fund also had out-of-index exposure to high yield and non-U.S. developed corporate bonds. During the period, the Fund increased exposure to mortgages and investment grade corporates, while reducing exposure to governments.

Sector Distribution (Unaudited)

As of June 30, 2012.

Sector distribution is subject to change.

Percentages are based on total value of the investment portfolio.

2	Montgomery Street Income Securities, Inc.

Quality Distribution (Unaudited)

* Government includes U.S. Treasury and U.S. Agency securities.

As of June 30, 2012.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio.

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

The net outperformance of the portfolio relative to the benchmark resulted from several strategies. Exposure to non-U.S. interest rates, particularly core Europe, helped the portfolio as rates fell in most developed markets. Exposure to local rates in Brazil and Mexico also added to returns as rates continued to fall in these emerging markets. Within investment grade and high yield corporate bonds, an emphasis on the bonds of financial firms also contributed to outperformance. An additional contributor was selective mortgage exposure, including an allocation to select non-Agency mortgages amid continued investor demand, despite broader risk aversion. The primary detractor from relative performance was U.S. curve positioning at the long end of the yield curve, as rates fell due to global economic weakness.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s underweight to U.S. interest rates, which was negative for returns as the 30-year Treasury bond fell over the period, was partly facilitated through the use of interest rate swaps. The overweight to emerging markets local debt, which was additive to relative performance, included exposure to local debt in Brazil that was implemented using zero-coupon interest rate swaps. Additionally, an overweight to investment grade corporate bonds was positive for performance, and was implemented through use of credit default swaps.

Montgomery Street Income Securities, Inc.	3

Outlook and Strategy

PIMCO expects the global economy to grow at a real rate of 1.0% to 2.0% over the year ahead. The negative effects of austerity measures implemented throughout the Eurozone and the United Kingdom are reflected in the weak growth numbers within the region and strongly point to recessions already underway. Worsening data out of the U.S. and other developed and emerging economies has reinforced investor apprehension and highlights the prospects for a resurgence in market volatility, particularly given the looming “fiscal cliff” at the end of the year. Ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

Given the challenging cyclical economic outlook, we intend to continue to maintain a more defensive posture while maintaining higher quality income-generating securities that are higher in the issuer’s capital structure. The Fund’s allocations will focus on sectors that are deemed to offer value and income consistency and are more resilient to global economic downturns.

This material contains the current opinions of the investment adviser only through the end of the period of the report as stated on the cover. Such opinions are subject to change without notice and should not be construed as a recommendation.

Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and value fluctuate so that an investment in the Fund may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE.    NOT A DEPOSIT.

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4	Montgomery Street Income Securities, Inc.

Other Information

Market Price and Net Asset Value

The Fund’s market price was $16.02 as of June 30, 2012, compared with $15.43 as of December 31, 2011. The Fund’s shares traded at a 10.1% discount to NAV of $17.82 at June 30, 2012. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal’s website at www.wsj.com. The Fund’s NAV is available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividends Paid

The Fund paid dividends of $0.15 per share on May 4, 2012 and $0.18 per share on August 3, 2012.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described on page 33 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income distributed for the second preceding calendar quarter. There were 5,000 shares repurchased in each of the first and second quarters of 2012. During the third quarter of 2012, 5,000 shares will be repurchased.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete Investment Portfolio is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2012 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Under the Fund’s current policy, it is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Fund’s Board of Directors (the “Board”) may change this policy at any time.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete Investment Portfolio for the first and third quarters may view the Fund’s Form N-Q, as described above in “Investment Portfolio.”

Montgomery Street Income Securities, Inc.	5

Change in Officers

Effective April 17, 2012, Joseph B. O’Boyle replaced Susan S. Rhee as Chief Compliance Officer of the Fund. Effective July 17, 2012, Megan E. Garcy replaced Susan S. Rhee as Chief Legal Officer of the Fund.

Change in Transfer Agent

Effective January 2, 2012, the Fund’s Transfer Agent was acquired by Computershare and was renamed Computershare Shareowner Services LLC.

Investment Objectives

The primary investment objective of the Fund is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective. The investment objectives of the Fund may be changed by the Board without stockholder approval. There can be no assurance that the investment objectives of the Fund will be attained.

6	Montgomery Street Income Securities, Inc.

Investment Portfolio	as of June 30, 2012 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds (59.8%)

Consumer Discretionary 2.3%
Aviation Capital Group, 7.13%, 10/15/20 (a)	600,000	612,108
COX Communications Inc., 6.25%, 06/01/18 (a)	263,000	309,231
CSC Holdings Inc., 8.63%, 02/15/19	2,000,000	2,310,000
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	312,812
Reynolds Group Inc., 7.13%, 04/15/19 (a)	300,000	314,250
TCI Communications Inc., 8.75%, 08/01/15	35,000	42,704
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	378,943

		4,280,048
Consumer Staples 3.3%
Altria Group Inc., 9.70%, 11/10/18	3,000,000	4,151,304
Altria Group Inc., 9.25%, 08/06/19	500,000	694,643
Kraft Foods Group Inc., 2.25%, 06/05/17 (b)	600,000	614,327
Kraft Foods Inc., 5.38%, 02/10/20	512,000	605,878

		6,066,152
Energy 12.8%
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	924,903
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	24,637
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	546,125
BP Capital Markets Plc, 3.13%, 10/01/15	800,000	850,504
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (a)	1,000,000	1,225,689
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (a)	1,000,000	1,036,676
Coffeyville Resources LLC, 9.00%, 04/01/15 (a)	1,011,000	1,076,715
Dolphin Energy Ltd., 5.50%, 12/15/21 (a)	800,000	891,040
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,160,577
Energy Transfer Partners LP, 8.50%, 04/15/14	161,000	178,233
Energy Transfer Partners LP, 9.70%, 03/15/19	222,000	284,653
Energy Transfer Partners LP, 9.00%, 04/15/19	1,374,000	1,716,093
Gazprom OAO, 9.25%, 04/23/19 (a)	300,000	374,187
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (a)	400,000	413,762
Novatek Finance Ltd., 6.60%, 02/03/21 (a)	800,000	871,200
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (a)	294,000	307,965
OGX Petroleo e Gas Participacoes SA, 8.38%, 04/01/22 (a)	800,000	690,000
Petrobras International Finance Co., 5.38%, 01/27/21	1,300,000	1,401,102
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000,000	2,353,670
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	245,721
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,318,938
Pride International Inc., 6.88%, 08/15/20	621,000	761,949
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	839,800	919,581
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (b)	1,800,000	1,732,500
SandRidge Energy Inc., 7.50%, 03/15/21	900,000	888,750
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22 (b)	500,000	521,218
TNK-BP Finance SA, 7.88%, 03/13/18	500,000	571,875
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	288,629

		23,576,892
Financials 32.7%
Abbey National Treasury Services Plc, 2.05%, 04/25/14 (c)	800,000	765,510
ABN AMRO Holding NA, 6.52% (callable at 100 beginning 11/08/12) (a) (d) (e)	1,000,000	883,750
Ally Financial Inc., 4.63%, 06/26/15	900,000	905,576
American Express Co., 6.15%, 08/28/17	500,000	592,363
American Express Credit Corp., 7.30%, 08/20/13	700,000	748,412

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	7

	Principal Amount ($)	Value ($)

American International Group Inc., 8.25%, 08/15/18	500,000	603,594
Asciano Finance Ltd., 5.00%, 04/07/18 (a)	300,000	313,371
Australia & New Zealand Banking Group Ltd., 5.10%, 01/13/20 (a)	400,000	441,248
Banco Bradesco SA, 2.57%, 05/16/14 (a) (c)	500,000	499,340
Banco do Brasil SA, 6.00%, 01/22/20 (a)	500,000	565,000
Banco Santander Brasil SA, 4.50%, 04/06/15 (a)	100,000	100,000
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	300,000
Banco Santander Chile, 3.75%, 09/22/15 (a)	500,000	500,084
Banco Votorantim SA, 5.25%, 02/11/16 (a)	400,000	409,000
Bank of America Corp., 6.00%, 09/01/17	115,000	124,106
Banque PSA Finance, 2.36%, 04/04/14 (a) (c)	300,000	291,774
Barclays Bank Plc, 10.18%, 06/12/21 (a)	1,400,000	1,651,650
BBVA Bancomer SA, 4.50%, 03/10/16 (a)	500,000	502,500
BBVA Bancomer SA, 6.50%, 03/10/21 (a)	400,000	404,000
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (d) (e), EUR	500,000	568,843
BPCE SA, 2.22%, 02/07/14 (a) (c)	700,000	691,877
Capital One Capital V, 10.25%, 08/15/39	1,000,000	1,020,000
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (d) (e)	200,000	188,241
Citigroup Inc., 6.01%, 01/15/15	2,200,000	2,363,731
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,525,263
Commonwealth Bank of Australia, 1.20%, 03/17/14 (a) (c)	200,000	200,309
Commonwealth Bank of Australia, 5.00%, 10/15/19 (a)	50,000	54,931
Credit Agricole SA, 1.92%, 01/21/14 (a) (c)	400,000	388,604
DNB Bank ASA, 3.20%, 04/03/17 (a)	400,000	404,568
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	206,445
Fibria Overseas Finance Ltd., 7.50%, 05/04/20	100,000	103,500
Fibria Overseas Finance Ltd., 6.75%, 03/03/21 (a)	200,000	199,600
Ford Motor Credit Co. LLC, 5.63%, 09/15/15	2,000,000	2,173,712
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	695,687
Goldman Sachs Group Inc., 6.15%, 04/01/18	600,000	650,448
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,135,138
HBOS Plc, 6.75%, 05/21/18 (a)	700,000	660,418
HSBC Bank Plc, 5.00%, 03/20/23, GBP	500,000	751,370
HSBC Finance Corp., 6.68%, 01/15/21	300,000	324,814
International Lease Finance Corp., 7.13%, 09/01/18 (a)	1,700,000	1,874,250
Intesa Sanpaolo SpA, 2.87%, 02/24/14 (a) (c)	800,000	751,214
IPIC GMTN Ltd., 5.88%, 03/14/21, EUR	200,000	277,411
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	2,921,830
JPMorgan Chase Capital XVII, 7.00%, 11/01/39	400,000	400,000
Korea Exchange Bank, 3.13%, 06/26/17 (b)	400,000	399,034
Lazard Group LLC, 6.85%, 06/15/17	500,000	548,745
LBG Capital No.1 Plc, 7.87%, 08/25/20, GBP	1,000,000	1,342,187
LBG Capital No.1 Plc, 7.88%, 11/01/20 (a)	450,000	407,250
Lloyds TSB Bank Plc, 6.38%, 01/21/21	100,000	113,328
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,400,000	2,685,446
Metropolitan Life Global Funding I, 1.21%, 01/10/14 (a) (c)	300,000	300,216
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,045,568
Morgan Stanley, 7.30%, 05/13/19	800,000	864,191
Morgan Stanley, 5.50%, 01/26/20	2,850,000	2,791,347
Morgan Stanley, 5.38%, 08/10/20, EUR	100,000	125,060
OJSC Russian Agricultural Bank, 6.30%, 05/15/17	300,000	317,250
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (a) (d) (e)	800,000	752,639
Rabobank Nederland NV, 11.00% (callable at 100 beginning 06/30/19) (a) (d) (e)	1,000,000	1,258,000
RCI Banque SA, 2.33%, 04/11/14 (a) (c)	600,000	583,142

The accompanying notes are an integral part of the financial statements.

8	Montgomery Street Income Securities, Inc.

	Principal Amount ($)	Value ($)

Regions Financial Corp., 4.88%, 04/26/13	375,000	380,625
Royal Bank of Scotland Plc, 5.38%, 09/30/19, EUR	1,600,000	2,170,987
Sberbank, 5.50%, 07/07/15	700,000	731,500
Sberbank Via SB Capital SA, 5.40%, 03/24/17	1,200,000	1,243,464
Shinhan Bank, 4.13%, 10/04/16 (a)	200,000	210,533
SLM Corp., 5.38%, 01/15/13	1,200,000	1,222,481
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (a)	2,100,000	2,245,582
TNK-BP Finance SA, 7.50%, 03/13/13	1,600,000	1,660,000
TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,804,625
UBS AG Stamford, 5.88%, 12/20/17	300,000	335,102
USB Capital IX, 3.50% (callable at 100 beginning 08/27/12) (d) (e)	625,000	481,063
Ventas Realty LP, 3.13%, 11/30/15	100,000	101,809
Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,181,948

		60,436,604
Health Care 2.4%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,381,993
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (c)	158,905	158,367
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (c)	162,148	161,598
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (c)	8,869	8,839
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (c)	654,371	652,152
HCA Inc., 6.50%, 02/15/20	2,000,000	2,167,500

		4,530,449
Industrials 0.8%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	856,000	885,960
CSN Islands XI Corp., 6.88%, 09/21/19 (a)	600,000	654,000

		1,539,960
Materials 2.9%
Anglo American Capital Plc, 9.38%, 04/08/14 (a)	543,000	610,649
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,056,164
Dow Chemical Co., 8.55%, 05/15/19	990,000	1,316,773
Georgia-Pacific LLC, 5.40%, 11/01/20 (a)	1,600,000	1,856,591
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	273,455
Teck Resources Ltd., 10.75%, 05/15/19	180,000	216,450

		5,330,082
Telecommunication Services 0.5%
British Telecommunications Plc, 1.59%, 12/20/13 (c)	400,000	402,294
Qtel International Finance Ltd., 4.75%, 02/16/21 (a)	300,000	319,500
Rogers Communications Inc., 7.50%, 03/15/15	179,000	207,851

		929,645
Utilities 2.1%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	465,520
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (a)	400,000	452,745
Energy Future Holdings Corp., 10.00%, 01/15/20	1,000,000	1,067,500
Florida Power Corp., 5.80%, 09/15/17	195,000	234,356
Korea Electric Power Corp., 3.00%, 10/05/15 (a)	1,400,000	1,429,917
NRG Energy Inc. Term Loan, 2.51%, 05/05/18 (c)	112,500	111,593
NRG Energy Inc. Term Loan, 4.00%, 05/05/18 (c)	86,000	85,307

		3,846,938

Total Corporate Bonds (cost $106,834,432)		110,536,770

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	9

	Principal Amount ($)	Value ($)

Non-U.S. Government Agency Asset-Backed Securities 9.3%
Aircraft Certificate Owner Trust (insured by MBIA Assurance Corp.), (2003, 1A, D), 6.46%, 09/20/22 (a) (f)	43,793	43,793
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/13 (a)	219,684	220,236
American Airlines Pass-Through Trust, (2009, 1A), 10.38%, 07/02/19	583,805	630,510
American Airlines Pass-Through Trust Class A, 8.63%, 10/15/21	1,940,956	2,057,414
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 5.46%, 09/20/34 (c)	702,215	711,267
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 2.76%, 09/25/35 (c)	1,065,000	832,086
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 4.70%, 05/25/14 (a) (c)	4,300,088	289,312
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.86%, 09/25/37 (a) (c)	4,752,959	429,309
Bayview Financial Acquisition Trust REMIC, (2007, B, 2A1), 0.55%, 08/28/37 (c)	77,909	76,947
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 2.82%, 09/25/34 (c)	692,100	547,894
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	169,272	180,926
Continental Airlines Pass-Through Trust Class A, 9.00%, 07/08/16	1,769,501	2,030,502
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4), 5.50%, 08/25/34	21,769	21,824
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A4), 6.00%, 02/25/35	50,706	50,769
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.70%, 09/25/34 (c)	1,224,169	1,202,990
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.52%, 05/25/36 (a) (c)	91,402	74,633
Galaxy CLO Ltd., (2005, 4A, A1VB), 0.75%, 04/17/17 (a) (c)	561,408	555,125
GMAC Mortgage Corp. Loan Trust (insured by Financial Guaranty Insurance Co.) REMIC, (2006, HE3, A2), 5.75%, 10/25/36 (c)	225,497	163,921
Holmes Master Issuer Plc, (2011, 1A, A3), 2.11%, 10/15/54 (a) (c), EUR	700,000	891,195
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2), 5.62%, 09/25/36 (a) (c)	22,695	22,911
Nationstar NIM Trust, (2007, A, A), 9.79%, 03/25/37	22,008	—
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,193,129	2,066,708
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.51%, 03/25/36 (a) (c)	1,578,220	1,041,352
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,456,087	1,661,832
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.45%, 12/25/35 (c)	1,320,000	1,057,055
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	379,249	383,388

Total Non-U.S. Government Agency Asset-Backed Securities (cost $18,222,327)		17,243,899

Government and Agency Obligations 52.2%

Government Securities 8.2%

Sovereign 0.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a)	400,000	454,500

Treasury Inflation Index Securities 0.3%
Australian Government Treasury Inflation Indexed Bond, 4.00%, 08/20/20 (g), AUD	300,000	591,805

U.S. Treasury Securities 7.6%
U.S. Treasury Bond, 5.50%, 08/15/28	1,700,000	2,447,203
U.S. Treasury Bond, 4.25%, 11/15/40 (h)	3,300,000	4,316,812
U.S. Treasury Bond, 4.38%, 05/15/41	100,000	133,562
U.S. Treasury Bond, 3.13%, 02/15/42	400,000	429,625
U.S. Treasury Note, 2.00%, 02/15/22	6,500,000	6,718,868

		14,046,070
U.S. Government Agency Mortgage-Backed Securities 44.0%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	13,566	15,863

Federal National Mortgage Association 44.0%
Federal National Mortgage Association, 5.50%, 01/01/37,TBA (i)	25,405,263	27,866,533
Federal National Mortgage Association, 5.50%, 08/01/37	27,301,383	30,014,604
Federal National Mortgage Association, 4.00%, 02/01/41	2,447,555	2,609,059
Federal National Mortgage Association, 5.50%, 07/15/42,TBA (i)	19,000,000	20,724,843

		81,215,039

Total Government and Agency Obligations (cost $95,628,549)		96,323,277

The accompanying notes are an integral part of the financial statements.

10	Montgomery Street Income Securities, Inc.

	Contracts/ Principal Amount ($)	Value ($)

Purchased Options 0.1%
Interest Rate Put Swaption, 3 month LIBOR versus 3.87% fixed , Expiration 04/14/14,GSC	22	87,334

Total Purchased Options (cost $110,880)		87,334

Short Term Investments 4.9%

U.S. Treasury Securities 1.5%
U.S. Treasury Bill, 0.11%, 08/09/12	729,000	728,961
U.S. Treasury Bill, 0.13%, 08/23/12 (h)	40,000	39,997
U.S. Treasury Bill, 0.15%, 09/13/12 (h)	1,788,000	1,787,719
U.S. Treasury Bill, 0.19%, 03/07/13	270,000	269,698

Repurchase Agreements 3.4%
Repurchase Agreement with Barclays Capital Inc., 0.17% (Collateralized by $3,040,000 Federal Home Loan Mortgage Corp., 3.50%, due 06/01/42, value $3,161,644) acquired on 06/28/12, due 07/02/12 at $3,100,058	3,100,000	3,100,000
Repurchase Agreement with Barclays Capital Inc., 0.25% (Collateralized by $3,083,000 Government National Mortgage Association., 3.50%, due 06/20/42, value $3,268,002) acquired on 06/29/12, due 07/03/12 at $3,200,022	3,200,000	3,200,000

Total Short Term Investments (cost $9,126,031)		9,126,375

Total Investments — 126.3% (cost $229,922,219)		233,317,655
Total Forward Sales Commitments — (1.2%) (proceeds $2,118,438)		(2,128,438)
Other Assets and Liabilities, Net (25.2%)		(46,476,997)

Total Net Assets — 100%		$184,712,220

Forward Sales Commitments (1.2%)

U.S. Government Agency Mortgage-Backed Securities (1.2%)
Federal National Mortgage Association, 4.00%, 07/15/42	(2,000,000)	(2,128,438)

Total Forward Sales Commitments (cost $2,118,438)		(2,128,438)

Notes to the Investment Portfolio (Unaudited)

(a)	Rule 144A or Section 4(2) liquid security. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by the Fund’s Board of Directors. As of June 30, 2012, the aggregate value of Rule 144A or Section 4(2) liquid securities was $36,087,642 (19.6% of net assets).

(b)	Restricted Rule 144A or Section 4(2) security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.

(c)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rate as of June 30, 2012.

(d)	Interest rate is fixed until stated call date and variable thereafter.

(e)	Perpetual maturity security.

(f)	Security fair valued in good faith in accordance with the procedures established by the Fund’s Board of Directors. As of June 30, 2012, the value of fair valued securities was $43,793 (0.0% of net assets).

(g)	Foreign or U.S. Treasury inflation indexed note. Par amount is not adjusted for inflation.

(h)	All or a portion of the security pledged as collateral for open futures contracts or swap agreements. Total value of securities pledged as of June 30, 2012 was $1,961,611.

(i)	Investment purchased on a delayed delivery basis. As of June 30, 2012, the total cost of investments purchased on a delayed delivery basis was $48,579,054.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	11

Abbreviations:

AUD – Australian Dollar	GSI – Goldman Sachs International

BBP – Barclays Bank PLC	KRW – Korean Won

BCL – Barclays Capital Inc.	MBIA – Municipal Bond Investors Assurance

BOA – Bancamerica Securities/Bank of America NA	MXN – Mexican Peso

BRL – Brazilian Real	NIM – Net Interest Margin

CAD – Canadian Dollar	NOK – Norwegian Krone

CNY – Chinese Yuan	REMIC – Real Estate Mortgage Investment Conduit

EUR – European Currency Unit (Euro)	SGD – Singapore Dollar

EURIBOR – Europe Interbank Offered Rate	TBA – To Be Announced (Securities purchased on a delayed delivery basis)

GBP – British Pound	USD – United States Dollar

GSC – Goldman Sachs & Co.

Restricted Securities

Restricted securities are purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table consists of Rule 144A securities held by the Fund at June 30, 2012 that have not been deemed liquid by the Fund’s investment adviser.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Korea Exchange Bank, 3.13%, 06/26/17	06/19/2012	$397,825	$399,034	0.2%
Kraft Foods Group Inc., 2.25%, 06/05/17	05/31/2012	598,917	614,327	0.3%
Rockies Express Pipeline LLC, 3.90%, 04/15/15	04/20/2012	1,689,690	1,732,500	0.9%
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22	05/11/2012	498,500	521,218	0.3%
		$3,184,932	$3,267,079	1.7%

Schedule of Written Options	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Put Swaption, 3 month LIBOR versus 2.85% fixed, GSC	04/14/2014	N/A	92	$(57,427)
				$(57,427)

Summary of Written Options	Contracts	Premiums
Options outstanding at December 31, 2011	(133)	$(61,614)
Options written during the period	(92)	(110,880)
Options closed during the period	84	28,375
Options expired during the period	49	33,239
Options outstanding at June 30, 2012	(92)	$(110,880)

Schedule of Open Futures Contracts	Contracts Long	Unrealized Appreciation
3-Month Euro Euribor Interest Rate Future, Expiration September 2014	2	$6,952
		$6,952

The accompanying notes are an integral part of the financial statements.

12	Montgomery Street Income Securities, Inc.

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	BRL/USD	08/02/2012	BRL	683,826	$338,210	$8,210
BCL	CAD/USD	09/20/2012	CAD	925,000	906,923	7,031
BCL	CNY/USD	02/01/2013	CNY	9,363,750	1,466,316	(33,684)
BCL	CNY/USD	02/01/2013	CNY	3,781,800	592,210	(7,789)
BCL	CNY/USD	08/05/2013	CNY	1,741,964	272,197	(8,267)
BCL	KRW/USD	07/12/2012	KRW	511,260,000	446,093	(3,722)
BCL	KRW/USD	09/28/2012	KRW	511,260,000	443,822	3,517
BCL	MXN/USD	08/15/2012	MXN	6,006,739	448,340	15,890
BCL	NOK/USD	07/27/2012	NOK	5,569,000	935,350	9,294
BCL	SGD/USD	08/03/2012	SGD	1,128,477	890,838	(10,926)
BCL	USD/AUD	08/09/2012	AUD	(2,459,000)	(2,507,692)	(52,332)
BCL	USD/BRL	08/02/2012	BRL	(310,215)	(153,427)	5,234
BCL	USD/CNY	10/15/2012	CNY	(943,575)	(147,985)	2,015
BCL	USD/CNY	02/01/2013	CNY	(13,847,499)	(2,168,448)	1,122
BCL	USD/EUR	09/14/2012	EUR	(4,749,000)	(6,014,163)	(78,517)
BCL	USD/GBP	09/12/2012	GBP	(1,314,000)	(2,057,535)	(12,077)
BCL	USD/KRW	07/12/2012	KRW	(511,260,000)	(446,093)	(3,597)
					$(6,755,044)	$(158,598)

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying/Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation
BBP	Brazil Interbank Rate	Paying	12.51%	01/02/2014	BRL	3,000,000	$98,126
BBP	Brazil Interbank Rate	Paying	12.51%	01/02/2014	BRL	3,000,000	104,749
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,000,000	14,007
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	6,000,000	5,144
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	12,900,000	11,698
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	2,000,000	7,139
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	3,000,000	11,182
GSC	Brazil Interbank Rate	Paying	9.98%	01/02/2014	BRL	4,000,000	52,271
GSC	Brazil Interbank Rate	Paying	9.93%	01/02/2015	BRL	1,400,000	19,035
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	118,000,000	171,580
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	3,600,000	5,138
							$500,069

[1]	Notional amount is stated in USD unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	13

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate[6]	Expiration Date	Notional Amount[1,5]	Value	Unrealized Appreciation/ (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements — sell protection[2]
BBP	Anadarko Petroleum Corp., 1.00%, 06/20/17	2.09%	1.00%	06/20/2017	$(100,000)	$(4,998)	$(1,631)
GSI	Arcelormittal, 6.13%, 06/01/18	4.71%	1.00%	03/20/2016	(900,000)	(110,854)	(82,125)
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	1.17%	1.00%	12/20/2015	(500,000)	(2,942)	(4,100)
BBP	CDX.NA.IG.17	1.04%	1.00%	12/20/2016	(300,000)	(477)	(1,636)
GSI	CDX.NA.IG.17	1.04%	1.00%	12/20/2016	(300,000)	(477)	(1,310)
BBP	CDX.NA.IG.18	1.13%	1.00%	06/20/2017	(1,400,000)	(8,403)	(13,328)
BOA	CDX.NA.IG.18	1.13%	1.00%	06/20/2017	(1,600,000)	(9,604)	(19,551)
GSI	CDX.NA.IG.18	1.13%	1.00%	06/20/2017	(4,100,000)	(24,610)	(6,789)
BBP	Federative Republic of Brazil, 12.25%, 03/06/30	1.31%	1.00%	06/20/2016	(2,400,000)	(28,712)	(21,240)
GSI	Forest Oil Corp., 7.25%, 06/15/19	7.50%	5.00%	06/20/2017	(1,000,000)	(96,463)	(68,685)
GSI	Gazprom International BV, 5.63%, 07/22/13	2.87%	1.00%	03/20/2017	(2,000,000)	(164,122)	2,754
GSI	MGM Resorts International, 7.63%, 01/15/17	3.28%	5.00%	03/20/2014	(1,000,000)	28,847	1,625
GSI	NRG Energy Inc., 8.50%, 06/15/19	5.49%	5.00%	03/20/2017	(200,000)	(3,936)	10,674
GSI	NRG Energy Inc., 8.50%, 06/15/19	5.67%	5.00%	06/20/2017	(1,000,000)	(28,058)	44,719
GSI	NRG Energy Inc., 5.00%, 06/20/17	5.67%	5.00%	06/20/2017	(600,000)	(16,835)	18,582
BBP	People’s Republic of China, 4.75%, 10/29/13	0.91%	1.00%	06/20/2016	(1,800,000)	6,079	(18,051)
BBP	Republic of Korea, 4.88%, 09/22/14	0.94%	1.00%	06/20/2016	(2,700,000)	6,276	(959)
BBP	United Mexican States, 7.50%, 04/08/33	1.15%	1.00%	06/20/2016	(1,200,000)	(7,037)	(7,597)
					$(23,100,000)	$(466,330)	$(168,648)

The accompanying notes are an integral part of the financial statements.

14	Montgomery Street Income Securities, Inc.

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate[6]	Expiration Date	Notional Amount[1,5]	Value	Unrealized Appreciation/ (Depreciation)
Credit default swap agreements — purchase protection[3]
GSI	Intesa Sanpaolo SpA, 4.75%, 06/15/17	N/A	1.00%	09/20/2014	$375,063	$25,420	$12,403
					$375,063	$25,420	$12,403
Centrally Cleared Credit Default Swap Agreements
Credit Default Swap Agreements — sell protection[2]
n/a	CDX.NA.IG.18	1.13%	1.00%	06/20/2017	$(77,700,000)	$(456,956)	$(529,808)

[1]	Notional amount is stated in USD.

[2]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

[3]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[4]

Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging market country or credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

[5]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

[6]	If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

Montgomery Street Income Securities, Inc.	15

Financial Statements (Unaudited)

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investments in securities, at value (cost $229,922,219)	$233,317,655
Cash	983,621
Foreign currency (cost $124,095)	125,974
Receivables:
Investments sold	3,232,051
Forward foreign currency contracts	52,313
Interest	2,127,132
Variation margin on futures and centrally cleared swap agreements	223,853
Deposits with counterparties	270,000
Unrealized appreciation on swap agreements	590,826
Swap premiums paid	114,232
Other assets	44,282
Total assets	241,081,939

Liabilities
Accrued management and investment advisory fee	113,727
Accrued administrative fee	34,148
Written options, at value (premiums $110,880)	57,427
Payables:
Investment securities purchased	52,882,687
Variation margin on futures and centrally cleared swap agreements	32
Investment forward sales commitments, at value (cost $2,118,438)	2,128,438
Forward foreign currency contracts	210,911
Deposits from counterparties	270,000
Unrealized depreciation on swap agreements	247,002
Swap premiums received	354,091
Other liabilities	71,256
Total liabilities	56,369,719
Net Asset Value	$184,712,220
Net assets consist of:
Paid-in capital	202,453,042
Undistributed net investment income	1,738,741
Net unrealized appreciation on investments and foreign currency related items	3,101,714
Accumulated net realized loss	(22,581,277)
Net Asset Value	$184,712,220
Net Asset Value per share ($184,712,220/10,366,509 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$17.82

The accompanying notes are an integral part of the financial statements.

16	Montgomery Street Income Securities, Inc.

Statement of Operations for the period ended June 30, 2012 (Unaudited)

Investment Income
Income:
Interest	$3,984,233
Total income	3,984,233
Expenses:
Management and investment advisory fee	226,038
Administrative fee	205,695
Directors’ fees and expenses	50,117
Legal	46,818
Insurance	23,850
Audit fees	23,196
Stockholder reporting	22,601
Stockholder services	17,699
NYSE listing fee	12,260
Custodian fees	2,867
Other	14,579
Total expenses	645,720
Net investment income	3,338,513

Realized and Unrealized Gain (Loss) on Investment Transactions and Foreign Currency Related Items
Net realized gain (loss) from:
Investment transactions	2,117,207
Futures contracts	170,112
Swap agreements	9,877
Written options contracts	50,509
Foreign currency related items	656,976
Net change in unrealized appreciation (depreciation) on:
Investments	2,964,445
Futures contracts and centrally cleared swap agreements	(636,282)
Swap agreements	644,890
Written options contracts	35,195
Foreign currency related items	(488,190)
Net gain on investment transactions and foreign currency related Items	5,524,739
Net increase in net assets resulting from operations	$8,863,252

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	17

Statements of Changes in Net Assets (Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$3,338,513	$7,623,277
Net realized gain on investment transactions and foreign currency related items	3,004,681	1,079,427
Net change in unrealized appreciation (depreciation) during the period on investment transactions and foreign currency related items	2,520,058	(1,450,451)
Net increase in net assets resulting from operations	8,863,252	7,252,253
Distributions to stockholders from net investment income	(1,555,028)	(7,360,210)
Fund share transactions:
Reinvestment of distributions	74,074	374,855
Cost of shares repurchased	(158,020)	(376,187)
Net decrease in net assets from fund share transactions	(83,946)	(1,332)
Net increase (decrease) in net assets	7,224,278	(109,289)
Net assets at beginning of period	177,487,942	177,597,231
Net assets at end of period (including undistributed (excess of distributions over) net investment income of $1,738,741 and $(44,744), respectively)	$184,712,220	$177,487,942

Other information
Shares outstanding at beginning of period	10,371,852	10,371,952
Shares issued to stockholders in reinvestment of distributions	4,657	23,900
Shares repurchased	(10,000)	(24,000)
Net decrease in fund shares outstanding	(5,343)	(100)
Shares outstanding at end of period	10,366,509	10,371,852

The accompanying notes are an integral part of the financial statements.

18	Montgomery Street Income Securities, Inc.

Financial Highlights (Unaudited)

Years Ended December 31,	2012[c]		2011	2010[d]	2009	2008	2007

Selected Per Share Data
Net asset value, beginning of period	$17.11		$17.12	$16.42	$15.13	$18.07	$18.81
Income from investment operations:
Income[a]	0.38		0.86	0.86	0.85	1.07	1.18
Operating expenses[a]	(0.06)		(0.12)	(0.14)	(0.12)	(0.12)	(0.13)
Net investment income[a]	0.32		0.74	0.72	0.73	0.95	1.05
Net realized and unrealized gain (loss) on investment transactions	0.54		(0.04)	0.71	1.33	(2.84)	(0.67)
Total from investment operations	0.86		0.70	1.43	2.06	(1.89)	0.38
Less distributions from:
Net investment income	(0.15)		(0.71)	(0.73)	(0.77)	(1.05)	(1.12)
Net asset value, end of period	$17.82		$17.11	$17.12	$16.42	$15.13	$18.07
Per share market value, end of period	$16.02		$15.43	$15.78	$14.68	$13.82	$16.13
Closing price range on New York Stock Exchange for each share of Common Stock outstanding:
High ($)	16.03		16.03	16.78	15.10	17.27	17.80
Low ($)	15.38		15.05	14.67	13.19	11.25	15.77

Total Return
Based on market value (%)[b]	4.78	[e]	2.28	12.50	12.04	(7.94)	(0.23)
Based on net asset value (%)[b]	5.13	[e]	4.54	9.12	14.47	(10.04)	2.68

Ratio to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185		177	178	170	157	188
Ratio of expenses (%)	0.71	[f]	0.71	0.82	0.76	0.73	0.67
Ratio of net investment income (%)	3.69	[f]	4.24	4.28	4.64	5.57	5.64
Portfolio turnover rate (%)	154	[e]	49	132	175	170	122

a	Based on average shares outstanding during the period.

b	Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.

c	For the six months ended June 30, 2012.

d	The Fund changed investment adviser effective March 15, 2010.

e	Not annualized.

f	Annualized.

Montgomery Street Income Securities, Inc.	19

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Montgomery Street Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC. The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”), the authority to approve determinations of fair valuations of securities for which market quotations are not readily available as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures. The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Board. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value. Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts traded on a liquid exchange are valued at the settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on a liquid exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid. Options traded on an illiquid exchange are valued at the most recent bid quotation obtained from a broker/dealer. Centrally cleared swap agreements are valued by the exchange via pricing models using observable inputs. Over the counter (“OTC”) derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services used to value debt and derivative securities may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Securities are fair valued based on observable and unobservable inputs including the Administrator’s own assumptions in determining fair value. Under the procedures adopted by the Board, the Administrator may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

20	Montgomery Street Income Securities, Inc.

Recent Accounting Pronouncements. In April 2011, the Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. ASU 2011-03 eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing. ASU 2011-03 may cause certain dollar roll transactions that are currently accounted for as purchase and sale to be characterized as a secured borrowing transaction. ASU 2011-03 is effective in the current reporting period and disclosures required under ASU 2011-03 are included in this report. For the period ending June 30, 2012, the Fund did not have material transactions characterized as secured borrowing transactions.

In May 2011, FASB released ASU 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”. ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures. Entities need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs for Level 3 fair valuations. ASU 2011-04 is effective for the current reporting period and the disclosures required under ASU 2011-04 are included in these Notes to Financial Statements.

In December 2011, FASB released ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 will enhance disclosures by requiring improved information about financial instruments and derivative instruments that meet the criteria for offsetting amounts in the balance sheet or are subject to a master netting arrangement. The information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial positions, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. ASU 2011-11 is effective for the annual periods beginning on or after January 1, 2013 and the interim periods within those annual periods. Management is currently evaluating the impact ASU 2011-11 will have on the Fund’s financial statements.

Security Transactions, Investment Income and Expenses. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Montgomery Street Income Securities, Inc.	21

B. FASB Accounting Standards Update (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories.

Level 1 includes exchange listed prices.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, centrally cleared swap agreements, modeled OTC derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To substantiate Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of June 30, 2012 by valuation level.

	Assets — Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$110,536,770	$—	$110,536,770
Non-U.S. Government Asset-Backed Securities	—	17,200,106	43,793	17,243,899
Government and Agency Obligations	—	96,323,277	—	96,323,277
Short Term Investments	—	9,126,375	—	9,126,375
Purchased Options	—	87,334	—	87,334
Fund Total	$—	$233,273,862	$43,793	$233,317,655

	Liabilities — Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(2,128,438)	$—	$(2,128,438)
Fund Total	$—	$(2,128,438)	$—	$(2,128,438)

22	Montgomery Street Income Securities, Inc.

	Assets — Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Futures Contracts	$6,952	$—	$—	$6,952
Forward Foreign Currency Contracts	—	52,313	—	52,313
Interest Rate Swaps	—	500,069	—	500,069
Credit Default Swap Agreements	—	90,757	—	90,757
Fund Total	$6,952	$643,139	$—	$650,091

	Liabilities — Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$—	$(57,427)	$—	$(57,427)
Forward Foreign Currency Contracts	—	(210,911)	—	(210,911)
Credit Default Swap Agreements	—	(247,002)	—	(247,002)
Centrally Cleared Swap Agreements	—	(529,808)	—	(529,808)
Fund Total	$—	$(1,045,148)	$—	$(1,045,148)

*	Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, futures contracts, forward foreign currency contracts, and swap agreements. Purchased options are included in the investment portfolio. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The Fund recognizes transfers between levels as of the beginning of the period. There were no material transfers into or out of Level 1, 2 or 3 during the period. There were no material Level 3 valuations for which significant unobservable valuation inputs were developed at June 30, 2012.

C. Investments and Risks

Forward Sales Commitments. The Fund may purchase or sell forward sales commitments. A forward sales commitment involves the Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. The Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may sell these securities before they are delivered, which may result in capital gain or loss.

When-Issued/Delayed-Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed-delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Mortgage-Backed Dollar and Treasury Roll Transactions. The Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. During the period between the sale and repurchase, the Fund forgoes interest and principal paid on the mortgage-backed or Treasury securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is

Montgomery Street Income Securities, Inc.	23

accounted for as secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the value of the securities sold by the Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Illiquid Investments and Restricted Securities. Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than would the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A and Section 4(2) paper securities, which may be determined to be liquid pursuant to policies and guidelines established by the Board.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand. The Fund, through the custodian or sub-custodian bank, receives delivery of underlying securities used as collateral, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest. The custodian holds the collateral in a separate account until the agreement matures. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited.

U.S. Government Agencies or Government Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

24	Montgomery Street Income Securities, Inc.

Foreign Securities Risk. Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S., foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the United States or abroad.

Market, Credit and Counterparty Risk. In the normal course of business, the Fund trades and holds financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market including rates and liquidity (“market risk”) or failure of the issuer to perform (“credit risk”). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to market, credit and counterparty risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to market, credit and counterparty risks with respect to these financial assets is reflected in their carrying value as recorded in the Fund’s Statement of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

D. Financial Derivative Instruments

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs.

Futures Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Options Contracts. The Fund may be subject to foreign currency exchange rate and interest rate risk in the normal course of pursuing its investment objective. During the period, the Fund purchased and sold (“wrote”) option contracts to manage exposure to or hedge changes in interest rates.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument

Montgomery Street Income Securities, Inc.	25

to the writer of the option (in the case of a put option) at a designated price during the term of the option. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When the Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. Writing put options tends to increase the Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk the Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

The Fund may also buy and sell (“write”) call and put options on futures, currencies and swaps agreements (“swaptions”). Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Swaptions are illiquid investments.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Option contracts entered into by the Fund during the period were traded on public markets that are regulated by the Commodities Futures Trading Commission. Similar to futures contracts, there is minimal counterparty risk to the Fund since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Forward Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies and as part of its overall investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are illiquid investments. If the Fund transacts in swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”)

26	Montgomery Street Income Securities, Inc.

Master Agreements (“ISDA Master Agreements”) with select counterparties. The ISDA Master Agreements govern transactions in OTC derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific swap agreement. The Fund’s collateral (delivered to counterparties), as of June 30, 2012, is identified with a footnote in the Investment Portfolio. Collateral paid or received from counterparties is included in deposits with/from counterparties in the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily and change in value is recorded by the Fund as an unrealized gain or loss. Swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors, as appropriate. These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Upon entering into a centrally cleared swap agreement, a Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalent equal to a certain percentage of the centrally cleared swap agreement known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the centrally cleared swap agreement. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Centrally cleared swap agreements involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by the Fund. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes the value of underlying securities and that the counterparty to the agreements may default on its obligation to perform. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to the swap agreements may disagree as to the meaning of contractual terms in the agreements. The credit risk associated with contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Interest Rate Swap Agreements. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Interest rate swap agreements that the Fund entered into include fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements. The Fund may be subject to credit risk in the normal course of pursuing its investment objective. The Fund used credit default swap agreements on corporate issues, sovereign issues and indices to manage credit exposure used in combination with cash bonds exposure to take advantage of spread variances between cash bonds and the credit default swap agreement and to hedge the underlying exposure to the cash bonds. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity

Montgomery Street Income Securities, Inc.	27

default, bankruptcy, write-down, principal shortfall or interest shortfall. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

As a seller of protection, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap if there is no credit event. As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, underlying securities comprising the referenced index or other deliverable obligations or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral from the counterparty to cover the Fund’s exposure to the counterparty. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

28	Montgomery Street Income Securities, Inc.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss in the Statement of Operations for each derivative instrument.

	Credit Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2012:
Assets:
Investments in securities, at value*	$—	$—	$87,334	$87,334
Variation margin on futures and centrally cleared swap agreements	223,853	—	—	223,853
Forward foreign currency contracts	—	52,313	—	52,313
Unrealized appreciation on swap agreements	90,757	—	500,069	590,826
Swap premiums paid	74,391	—	39,841	114,232
	$389,001	$52,313	$627,244	$1,068,558

Liabilities:
Options written, at value	$—	$—	$57,427	$57,427
Variation margin on futures and centrally cleared swap agreements	—	—	32	32
Forward foreign currency contracts	—	210,911	—	210,911
Unrealized depreciation on swap agreements	247,002	—	—	247,002
Swap premiums received	347,897	—	6,194	354,091
	$594,899	$210,911	$63,653	$869,463

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012:

Net realized gain (loss) from:
Investment transactions*	$—	$19,514	$(7,600)	$11,914
Foreign currency related items**	—	571,170	—	571,170
Futures contracts	—	—	170,112	170,112
Written options contracts	—	—	50,509	50,509
Swap agreements	(39,811)	—	49,688	9,877
	$(39,811)	$590,684	$262,709	$813,582

Net change in unrealized appreciation (depreciation) on:
Investments*	$—	$—	$(16,198)	$(16,198)
Foreign currency related items**	—	(498,661)	—	(498,661)
Futures contracts and centrally cleared swap agreements	(529,808)	—	(106,474)	(636,282)
Written options contracts	—	—	35,195	35,195
Swap agreements	196,477	—	448,413	644,890
	$(333,331)	$(498,661)	$360,936	$(471,056)

*	Purchased options market value is reflected in Investments in securities, at value. Realized gain and change in unrealized appreciation (depreciation) on purchased options are reflected in Realized gain from investment transactions and Net change in unrealized appreciation (depreciation) on investments, respectively in the Statement of Operations.
**	Net realized gain (loss) on forward foreign currency contracts is included in net realized gain (loss) from foreign currency related items in the Statement of Operations. Net change in unrealized appreciation (depreciation) on forward foreign currency contracts is included in net change in unrealized appreciation (depreciation) on foreign currency related items.

Montgomery Street Income Securities, Inc.	29

The derivative instruments outstanding as of June 30, 2012, as disclosed in the Notes to the Investment Portfolio and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2012, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. For the period ended June 30, 2012, the average monthly volume for derivatives is as follows:

Options Purchased and Written
Premiums Paid[1]	$79,895
Premiums Received[1]	83,070
Futures Contracts
Long[1]	14,720,651
Short[1]	—
Forward Foreign Currency Contracts
Purchased[1]	12,352,067
Sold[1]	20,256,608
Interest Rate Swap Agreements
Paying Floating Rate[2]	17,467,680
Receiving Floating Rate[2]	—
Credit Default Swap Agreements
Purchase Protection[2]	375,063
Sell Protection[2]	56,033,333
[1] Cost
[2] Notional Amount in USD

The following table summarizes securities collateral pledged for futures contracts and swap agreements:

Futures Contracts Pledged Securities	Swap Agreements Pledged Securities	Total Pledged Securities
$19,622	$1,941,989	$1,961,611

E. Regulatory Matters

On February 8, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. Management is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

F. Purchases and Sales of Securities

During the period ended June 30, 2012, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $26,848,319 and $29,057,486, respectively. During the period ended June 30, 2012, purchases and sales of long-term U.S. government obligations aggregated $299,151,596 and $232,572,843, respectively.

Subject to compliance with Rule 17a-7 under the 1940 Act, the Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Adviser.

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or an affiliated company. They are effected only when the Adviser believes that to do so is in the best interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

G. Fees and Agreements

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement, the Fund pays PIMCO a quarterly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Fund Accounting and Administration Services Agreement. Pursuant to a Fund Accounting and Administration Services Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the average daily value of the net assets of the Fund up to $100 million; 0.20% of the average daily value of the net assets of the Fund from $100 million to $200

30	Montgomery Street Income Securities, Inc.

million; and 0.15% of the average daily value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses. The Fund pays each Board Director a retainer fee plus specified amounts for each Board and Committee meeting attended.

H. Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing certain gains and losses on investment transactions and accounting treatment for notional principal contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the NAV of the Fund.

At June 30, 2012, the cost of investments and the components of net unrealized appreciation are listed in the following table.

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Appreciation
$229,992,802	$(2,726,723)	$6,051,576	$3,324,853

The distributions paid of $7,360,210 for the year ended December 31, 2011, were from net ordinary income.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act are effective for the Fund’s fiscal year ending December 31, 2011. Under the Act, the Fund is permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

At December 31, 2011, the Fund’s last fiscal year end, the Fund had unused pre-enactment capital loss carryforwards available for federal income tax purposes which may be applied against any future realized net taxable capital gains or until the respective expiration dates occur as noted below.

Year of Expiration	Amount
2014	$529,300
2015	596,899
2016	12,721,218
2017	11,494,100
Total	$25,341,517

The Fund had $126,874 of capital losses realized from November 1, 2011, through December 31, 2011, which were deferred for tax purposes to January 1, 2012, the first day of the current fiscal year.

FASB ASC Topic 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2008 through 2011 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the period ended June 30, 2012.

Montgomery Street Income Securities, Inc.	31

I. Share Repurchases

The Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the period ended June 30, 2012, the Fund purchased 10,000 shares of common stock on the open market at a total cost of $158,020. The weighted average discount of these purchases, comparing the purchase price to the NAV on the date of purchase, was 9.83%. During the year ended December 31, 2011, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $376,187. The weighted average discount of these purchases, comparing the purchase price to the NAV on the day of purchase, was 10.03%.

J. Subsequent Events

Management has evaluated subsequent events for the Fund through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

32	Montgomery Street Income Securities, Inc.

Dividend Reinvestment and Cash Purchase Plan (“the Plan”)

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to Computershare Shareowner Services LLC, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling (877) 437-3938.

Montgomery Street Income Securities, Inc.	33

Stockholder Meeting Results

The Annual Meeting of Stockholders of the Fund was held on July 17, 2012 at 3 Embarcadero Center, 7th Floor, San Francisco, California. At the meeting, the following matter was voted upon and approved by the stockholders: To elect four Directors of the Fund to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	7,238,642	1,645,806
Victor L. Hymes	7,148,799	1,735,649
Wendell G. Van Auken	7,245,744	1,638,704
Nancy E. Wallace	7,153,835	1,730,834

Directors and Officers

DIRECTORS	OFFICERS

RICHARD J. BRADSHAW Chairman VICTOR L. HYMES WENDELL G. VAN AUKEN NANCY E. WALLACE	MARK D. NERUD President and Chief Executive Officer DANIEL W. KOORS Treasurer and Chief Financial Officer MEGAN E. GARCY Secretary and Chief Legal Officer JOSEPH B. O’BOYLE Chief Compliance Officer

34	Montgomery Street Income Securities, Inc.

Investment Advisory Agreement Approval

At a meeting held on April 17, 2012, the Board, including the Directors of the Fund who were not parties to the agreement or “interested persons” of any such party as defined in the amended 1940 Act (the “Independent Directors”), voted to continue the Investment Advisory Agreement (the “Agreement”) with PIMCO until July 31, 2013.

In reviewing the Agreement, the Board considered, among other information, the written and oral reports provided by PIMCO. The Board also considered the separate written and oral reports of Gifford Fong Associates, an independent investment consultant engaged by the Board specializing in quantitative fixed-income analysis, and Jackson Fund Services. In addition, the Board took into account information provided at previous meetings and information about PIMCO and other potential investment advisers developed in connection with the Board’s search for a new adviser in 2010.

Nature, Extent, and Quality of Services. The Board examined the nature, extent, and quality of the advisory services provided and to be provided to the Fund by PIMCO. The Board considered the terms of the Agreement, the experience and qualifications of PIMCO and its personnel in managing fixed-income instruments, PIMCO’s investment strategy for the Fund, and the risk profile of the Fund’s investments. The Board also considered the experience of PIMCO in managing open- and closed-end funds, the availability and responsiveness of PIMCO’s personnel, the extent and quality of information provided by PIMCO to the Board, PIMCO’s compliance policies and procedures and attention to compliance matters, and the extent of any regulatory issues relating to PIMCO or its affiliates. Further, the Board considered the stability of the PIMCO organization and turnover in its personnel, the overall commitment of PIMCO to the Fund, and the general financial condition, resources, and reputation of PIMCO and its parent. The Board was generally satisfied with the nature, extent, and quality of the advisory services provided to the Fund.

Investment Performance. The Board reviewed the investment performance of PIMCO over various periods compared to the performance of relevant indices, a peer group of other similar funds, and composite fund accounts of PIMCO using similar investment strategies. The Board also reviewed with PIMCO and Gifford Fong Associates the ways in which the investment strategies employed by PIMCO had contributed to its investment performance. The performance data showed, among other things, that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the two-year period ended March 31, 2012, but that the Fund underperformed the index for the one-year period ended March 31, 2012. The performance data also showed that the Fund underperformed the average of its peer fund group for the one-year period ended December 31, 2011 and the period from March 31, 2010 to December 31, 2011. The Board noted that PIMCO had been managing the Fund for a relatively brief period of time.

Cost of Services. The Board examined the cost of the services provided and to be provided to the Fund by PIMCO, including expense information concerning the peer group of other similar funds and of fund and non-fund accounts of PIMCO employing similar investment strategies. The advisory fee charged by PIMCO was generally comparable to that charged to other PIMCO fund and non-fund accounts. The advisory fee charged by PIMCO was also comparable to the advisory fee charged by the Fund’s prior investment adviser, as well as to the advisory fees proposed by the other adviser candidates considered by the Board in connection with its 2010 search. The Board concluded that the advisory fees charged by PIMCO generally were competitive.

Profits Realized. The Board considered profits realized and to be realized by PIMCO from its relationship with the Fund and reviewed an estimate prepared by PIMCO. The Board acknowledged the inherent limitations of profitability analyses, including their reliance on various allocations and assumptions. The Board recognized that PIMCO was entitled to earn a profit for the services it furnishes and concluded that the profit estimated to be earned by PIMCO would not be excessive.

Economies of Scale. The Board considered the extent to which economies of scale could be realized as the Fund grows and whether the advisory fee charged by PIMCO reflects any such economies of scale. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board had negotiated with PIMCO a fixed fee rate taking into account the then-current size of the Fund. In the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

Other Benefits. The Board recognized that PIMCO and its affiliates may derive other benefits from its relationship with the Fund, including the use of the Fund’s performance record in marketing other products, the inclusion of the Fund on its client list, and the aggregation of the Fund’s purchase orders with other accounts.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the Agreement on sixty days’ notice. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

Montgomery Street Income Securities, Inc.	35

General Information

Investment Adviser	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660
Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606
Transfer Agent	Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07310 (Tel) 1/877/437-3938
Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258
Legal Counsel	Pillsbury Winthrop Shaw Pittman LLP San Francisco, CA 94105

36	Montgomery Street Income Securities, Inc.

Privacy Policy Statement

The Fund considers the privacy of its stockholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Fund relies on the privacy and customer information protection policies and procedures of its service providers.

Personal information we collect

We do not sell any information to any third parties. However, we may collect and retain certain nonpublic personal information about you, including:

•

Information we receive from broker-dealers, investment advisers, the Fund’s transfer agent, and the Fund’s dividend reinvestment plan administrator (such as a stockholder’s name, address and tax identification number);

•	An address received from a third party when a stockholder has moved; and

•	Account balance and transaction activity.

Personal information we may disclose

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

•	Disclosing information to a third party in order to process account transactions that you request or authorize;

•	Disclosing your name and address to companies that mail Fund related materials, such as stockholder reports and proxy materials; and

•	Disclosing information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents, including employees of the Fund’s administrator who need to know that information to provide services to the Fund and its stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Fund at the following address:

Montgomery Street Income Securities, Inc.

c/o Jackson Fund Services

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

Effective: August 31, 2007

Montgomery Street Income Securities, Inc.	37

Jackson Fund Services

225 West Wacker Drive Suite 1200

Chicago, IL 60606

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

MSIS

(42065 6/12)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 – January 31	5,000	15.55	n/a	n/a
February 1 – February 29	0	0	n/a	n/a
March 1 – March 31	0	0	n/a	n/a
April 1 – April 30	0	0	n/a	n/a
May 1 – May 31	5,000	15.96	n/a	n/a
June 1 – June 30	0	0	n/a	n/a

Total	10,000	15.76	n/a	n/a

(1)	All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11. Controls and Procedures.

(a)	The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	September 4, 2012

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	September 4, 2012

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended